GUIDESTONE FUNDS
Supplement dated September 30, 2020
to
Prospectus dated May 1, 2020
This supplement provides new information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.
I.         UPDATE TO SUB-ADVISER FOR THE MEDIUM-DURATION BOND FUND AND
GLOBAL BOND FUND
Effective July 31, 2020, the Funds’ sub-advisory relationship with Western Asset Management Company Limited ("WAMCL") has now been incorporated into the sub-advisory agreement with Western Asset Management Company, LLC, and as a result, all references to WAMCL as a separate sub-adviser are deleted in their entirety.
II.         CHANGES TO PRINCIPAL INVESTMENT STRATEGIES FOR THE STRATEGIC ALTERNATIVES FUND
Under the heading “Principal Investment Strategies” for the Strategic Alternatives Fund, on page 90, the second and fifth bullet points are deleted in their entirety and replaced with the following:
•	The principal strategies, and the range of assets that will generally be allocated to each, are as follows:

Principal Strategy	Range of Assets
Currency Trading	0%-40%
Global Macro	0%-40%
Long-Short Equity	0%-50%
Opportunistic Fixed Income	0%-40%
Options Equity	0%-30%
Relative Value	0%-40%
Short Duration High Yield	0%-30%
•	The seven principal alternative investment strategies that the Fund employs are discussed below:
•	The Currency Trading Strategy seeks exposure to currencies primarily through non-deliverable forward currency exchange contracts. (A non-deliverable forward currency exchange contract is a foreign currency financial derivative contract which differs from a foreign currency forward exchange contract because there is no physical settlement of the two currencies at maturity. Instead, a cash settlement will be made by one party to another based on the movement of the two currencies.) The strategy seeks to achieve net gains resulting from fluctuations in the values of currencies and inefficiencies in the currency market. Net losses on currency transactions will reduce positive absolute returns. The Fund may be exposed to currencies of developed and emerging countries that, in the Sub-Adviser’s opinion, have liquid currency markets. The use of non-deliverable forward currency exchange contracts will have the economic effect of financial leverage, which increases risk and may magnify the Fund’s gains or losses. The investment strategies may not protect against or capture extraordinary sudden market events, such as U.S. or foreign government actions or interventions, and as a result may not be as effective during these periods. The Fund may also invest in cash and investment grade fixed income securities, such as U.S. government obligations, corporate bonds and mortgage- and asset-backed securities, which serve as collateral in the non-deliverable forward currency exchange contract transactions.
•	The Global Macro Strategy seeks to take advantage of dislocations or mispricings by selecting investments based on a broadly diversified set of market factors across global markets, including both developed and emerging markets. The strategy relies heavily on key macroeconomic and technical indicators, which generally include, but are not limited to, measures of economic growth, labor market fundamentals, financial conditions,
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investor positioning, market sentiment, inflation rates and fiscal and monetary policies. To a lesser extent, the strategy will also analyze fundamental factors specific to individual securities, such as the credit characteristics of a particular fixed income security. Based on systematic quantitative models and/or a Sub-Adviser’s analysis of macroeconomic, technical and fundamental variables, the investment strategy may implement long and short positions using both derivative and physical securities across global markets and various asset classes. Asset class exposures include some, but not necessarily all, of the following: equity securities, currencies, sovereign bonds, investment grade and below-investment grade (i.e., high yield securities or junk bonds) fixed income securities, emerging market debt, agency mortgage-backed securities (including those backed by subprime mortgages), contingent convertible securities, as well as cash and cash equivalent securities. The Global Macro Strategy intends to use a significant amount of derivatives to implement its positions, such as futures, forwards, swaps, including credit default swaps, and options. The Fund’s use of derivative instruments will have the economic effect of financial “leverage,” which increases risk and may magnify the Fund’s gains or losses.
•	The Long-Short Equity Strategy will invest long and short primarily in equity securities. Within the long-short equity strategy, the long component primarily involves investments in equity and equity-related securities that are believed to be under-valued, while the short component involves making short sales of stocks that are believed to be over-valued. Some investments within the strategy may be considered “event-driven.” Event-driven investments will seek to profit from investing long or short in equity-related securities of companies undergoing significant corporate events, such as mergers and acquisitions, tender offers, restructuring or divestitures. The Fund may establish short positions in stocks of companies with a market value of up to 50% of its assets pursuant to this strategy. When the Fund takes a short position, it sells at the current market price a stock that it has borrowed, in anticipation of a decline in the market price of the stock. The Fund intends to reinvest the proceeds from its short sales by taking additional long positions in stocks. This investment technique is known as “leverage,” which increases risk and may magnify the Fund’s gains or losses. The strategy focuses primarily on equity and equity-related securities of U.S. issuers across large- and mid-cap stocks, but may also include investments in non-U.S. equity securities, including sponsored or unsponsored depositary receipts, and to a lesser extent fixed income securities. The long or short strategy may use options, futures and swaps to gain exposure to stock indexes and individual equity securities.
•	The Opportunistic Fixed Income Strategy seeks to deliver positive absolute returns in excess of cash investments regardless of economic cycle (i.e., downturns and upswings) or cyclical credit availability. The strategy pursues diversified exposure across various fixed income and floating rate market segments, with a focus on more liquid markets, assessing the relative value across sectors and adjusting portfolio weightings based on opportunity. A bottom-up credit analysis approach and a value aspect in selecting investments, utilizing long and short investments, and potentially notional leverage is generally employed within the strategy. The strategy seeks exposure to potential income generators including, among others, global emerging markets, investment grade and high yield debt markets, convertible bonds and bank loans.
•	The Options Equity Strategy seeks to capture potential value embedded in the pricing of equity index and/or single stock options (i.e., based on the Sub-Adviser’s belief that a risk premium exists due to the potential that the premium paid on the options has mispriced volatility, as historically the implied volatility embedded in option pricing has exceeded realized volatility the majority of the time), while holding a portfolio that has lower volatility than the broader U.S. equity markets. The strategy involves the Fund primarily writing options on one or more equity indexes or stocks, but may also purchase options for hedging purposes as well.
•	The Relative Value Strategy seeks to identify and benefit from price discrepancies between related assets (i.e., assets that share a common financial factor, such as interest rates, an issuer or an index). Relative value opportunities generally rely on arbitrage (i.e., the simultaneous purchase and sale of related assets) that may exist between two issuers or within the capital structure of a single issuer. The strategy attempts to exploit a source of return with low correlation to the market. Relative value strategies include, among others, fixed income arbitrage, convertible arbitrage, volatility arbitrage, statistical arbitrage and equity market neutral strategies.
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•	The Short Duration High Yield Strategy involves investments mainly in fixed income securities, including below-investment grade securities (i.e., high yield securities or junk bonds) issued by U.S. and non-U.S. public and private companies, and investments in senior secured and unsecured floating rate loans made by U.S. banks and other financial institutions. The Fund will invest in fixed income securities rated “Ba” or below as rated by Moody’s Investors Service, Inc. or “BB” or below by S&P Global Ratings or Fitch, Inc./Fitch Ratings Ltd. (or if unrated, determined by a Sub-Adviser to be of the same quality) with a shorter duration (typically less than three years). Duration measures the sensitivity of a fixed income security’s price to changes in interest rates. The longer a fixed income security’s duration, the more sensitive that security will be to changes in interest rates. In selecting specific debt instruments for investment, the Sub-Adviser may look to such factors as the attractiveness of the issuer’s industry, the issuer’s creditworthiness, the investment’s expected yield-to-maturity and the investment’s liquidity.
III.         PORTFOLIO MANAGER UPDATES FOR THE DEFENSIVE MARKET STRATEGIES® FUND
In the section “Sub-Advisers and Portfolio Managers” for the Defensive Market Strategies Fund, beginning on page 104, the disclosure for Shenkman Capital Management, Inc. (“Shenkman”) is deleted in its entirety and replaced with the following:

Shenkman Capital Management, Inc.
Jordan Barrow Senior Vice President and Portfolio Manager	Since July 2015
Raymond F. Condon Senior Vice President and Portfolio Manager	Since September 2011
Mark R. Shenkman President	Since September 2011
Justin W. Slatky Executive Vice President and Chief Investment Officer	Since October 2016
Thomas Whitley Vice President and Portfolio Manager	Since January 2019
Under the heading “Sub-Advisers,” the disclosure pertaining to Shenkman for the Defensive Market Strategies Fund, beginning on page 182, is deleted in its entirety and replaced with the following:
Shenkman Capital Management, Inc. (“Shenkman”), 461 Fifth Avenue, 22nd Floor, New York, New York 10017: Shenkman is an independently owned, registered investment adviser founded in July 1985 by Mark R. Shenkman, President. Since its inception, Shenkman’s business has been focused on researching and investing across the entire capital structure of highly leveraged companies through in-depth, bottom-up, fundamental credit analysis. As of June 30, 2020, the firm had assets under management of approximately $26.1 billion, which includes $2.4 billion managed by an affiliate. Shenkman employs a team approach to portfolio management. Mr. Shenkman and Justin W. Slatky, Executive Vice President and Chief Investment Officer, have responsibility for setting strategy and direction with respect to the firm’s investment operations. The primary day-to-day oversight responsibilities of the portion of the Defensive Market Strategies Fund assigned to Shenkman are conducted by Messrs. Shenkman and Slatky. The primary day-to-day management of the portion of the Fund assigned to Shenkman is conducted by Raymond F. Condon, Senior Vice President and Portfolio Manager, Jordan Barrow, Senior Vice President and Portfolio Manager, and Thomas Whitley, Vice President and Portfolio Manager. Messrs. Slatky, Condon, Barrow and Whitley have all been with the firm for more than five years.
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IV.         UPDATE TO SUB-ADVISER TO GLOBAL REAL ESTATE SECURITIES FUND
Effective immediately, as a result of changes to the sub-advisory agreement with Heitman Real Estate Securities LLC (“HRES”), the Fund’s sub-advisory relationship with Heitman International Real Estate Securities HK Limited (“HIRES HK”) has been incorporated into the sub-advisory agreement with HRES. As a result, all references to HIRES HK as a separate sub-adviser are deleted in their entirety.
V.         CHANGES TO THE SMALL CAP EQUITY FUND
Under the heading “Fees and Expenses” for the Small Cap Equity Fund, on page 127, the Annual Fund Operating Expenses table is deleted in its entirety and replaced with the following:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee(1)	0.90%	0.90%
Other expenses	0.08%	0.34%
Acquired fund fees and expenses	0.01%	0.01%
Total annual Fund operating expenses	0.99%	1.25%
(1)	The management fee has been restated to reflect the estimated management fee for the current fiscal year.
Under the heading “Fees and Expenses” for the Small Cap Equity Fund, on page 127, the Expense Example table is deleted in its entirety and replaced with the following:
	Institutional Class	Investor Class
1 Year	$ 101	$ 127
3 Years	$ 315	$ 397
5 Years	$ 547	$ 686
10 Years	$1,213	$1,511
Under the heading “Principal Investment Strategies” for the Small Cap Equity Fund, on page 128, the fifth bullet point is deleted in its entirety and replaced with the following:
•	The Fund may invest up to 10% of its total assets in securities issued by other investment companies, including exchange-traded funds (“ETFs”).
Under the heading “Principal Investment Risks” for the Small Cap Equity Fund, beginning on page 128, the following disclosure is added in alphabetical order:
•	Investment Company Risk: The Fund’s investment in another investment company, including ETFs, may subject the Fund indirectly to the underlying risks of the investment company. The Fund will also bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.
VI.         NEW SUB-ADVISER FOR THE SMALL CAP EQUITY FUND
Effective on or about October 6, 2020, American Century Investment Management, Inc. (“American Century”) will become a new sub-adviser to the Small Cap Equity Fund.
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In the section “Sub-Advisers and Portfolio Managers” for the Small Cap Equity Fund, on page 131, the following disclosure is added in alphabetical order:

American Century Investment Management, Inc.
Ryan Cope, CFA Portfolio Manager	Since October 2020
Jeff John, CFA Vice President, Senior Portfolio Manager	Since October 2020
Under the heading “Sub-Advisers,” on page 186, the following disclosure pertaining to American Century is added in alphabetical order for the Small Cap Equity Fund:
American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111: American Century has been a privately-controlled investment manager since 1958. As of June 30, 2020, the firm had assets under management of approximately $178.4 billion. American Century uses a team approach to manage the firm’s assigned portion of the Small Cap Equity Fund. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the portfolio account are Ryan Cope, CFA, Portfolio Manager, and Jeff John, CFA, Vice President and Senior Portfolio Manager. Messrs. Cope and John each have more than five years of experience with American Century.
VII.         UPDATE TO ADDITIONAL INFORMATION ABOUT PERFORMANCE BENCHMARKS
Under the heading “Extended-Duration Bond Fund,” on page 170, the third bullet point is deleted in its entirety and replaced with the following:
•	The Composite Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The Composite Index is comprised of the two broad-based market indexes listed above, the Bloomberg Barclays US Long Government/Credit Bond Index and the Bloomberg Barclays US Intermediate Government/Credit Bond Index, each weighted 50%. Prior to January 1, 2018, the Composite Index was comprised of the Bloomberg Barclays US Long-Term Government Index and the Bloomberg Barclays US Long-Term Credit Index, each weighted 50%. Composite Index performance shown represents the current Composite Index linked with its previous Composite Index.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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GUIDESTONE FUNDS
Supplement dated September 30, 2020
to
Statement of Additional Information (“SAI”) dated May 1, 2020
This supplement provides new information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.
I.         CHANGE TO DESCRIPTION OF INVESTMENTS AND RISKS
Under the heading “Description of Investments and Risks,” beginning on page 4, the first paragraph of the section entitled Foreign Currency – Forward Currency Exchange Contracts on page 12 is deleted in its entirety and replaced with the following:
Foreign Currency — Forward Currency Exchange Contracts. The Bond Funds, Strategic Alternatives Fund, Defensive Market Strategies Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund may enter into forward currency exchange contracts in order to hedge to the U.S. dollar and to hedge one foreign currency against changes in exchange rates for a different foreign currency. Each of these Funds, except the Small Cap Equity Fund, may also use forward currency exchange contracts for non-hedging purposes, even if it does not own securities denominated in that currency. Forward currency exchange contracts represent an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. This allows a Fund to establish a rate of exchange for a future point in time.
II.         SUB-ADVISER CHANGE OF CONTROL FOR THE MEDIUM-DURATION BOND FUND, GLOBAL BOND FUND AND GROWTH EQUITY FUND
Effective July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (the “Transaction”). As a result of this Transaction, Western Asset Management Company, LLC (“Western”) and ClearBridge Investments, LLC (“ClearBridge”) each became a wholly owned subsidiary of Franklin Resources. As a result of the change in control, ownership information for Western and ClearBridge, which serve as sub-advisers to the Medium-Duration Bond Fund and the Global Bond Fund and Growth Equity Fund, respectively, has changed. In addition, the Medium-Duration Bond Fund’s and Global Bond Fund’s sub-advisory relationship with Western Asset Management Company Limited (“WAMCL”) has now been incorporated into the sub-advisory agreement with Western, and as a result, all references to WAMCL as a separate sub-adviser are deleted in their entirety.
In the section entitled Control Persons of Sub-Advisers, beginning on page 65, the disclosure pertaining to Western for the Medium-Duration Bond Fund and the Global Bond Fund are deleted in their entirety and replaced with the following:
Western Asset Management Company, LLC (“Western”), 385 East Colorado Boulevard, Pasadena, California 91101: Western is a wholly owned subsidiary of Franklin Resources, Inc., a NYSE-listed, global investment management organization operating, together with its subsidiaries, as Franklin Templeton.
In the section entitled Control Persons of Sub-Advisers for the Growth Equity Fund, beginning on page 69, the disclosure pertaining to ClearBridge is deleted in its entirety and replaced with the following:
ClearBridge Investments, LLC (“ClearBridge”), 620 Eighth Avenue, New York, New York 10018: ClearBridge is a global active equity manager with a legacy of over 50 years in the asset management business. ClearBridge is a
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wholly owned subsidiary of Franklin Resources, Inc., a NYSE-listed, global investment management organization operating, together with its subsidiaries, as Franklin Templeton.
In the section entitled Portfolio Manager Compensation for ClearBridge, beginning on page 88, the disclosure is deleted in its entirety and replaced with the following:
ClearBridge Investments, LLC (“ClearBridge”). All ClearBridge employees participate in a competitive compensation program that is designed to attract and retain outstanding talent and closely align the interests of the firm’s investment professionals with those of clients and overall firm results. The total compensation program includes a competitive base salary and a significant incentive component that rewards high performance standards, integrity and collaboration consistent with the firm’s values. A portion of annual bonuses is deferred into compensation plans that vest over the course of several years after the grant date. Deferrals are tied to portfolio performance, ClearBridge equity products and Franklin Resources stock.
Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.
Discretionary compensation. Discretionary compensation can include:
•	Cash Incentive Award
•	ClearBridge’s Deferred Incentive Plan (“CDIP”) — A mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product. For centralized research analysts, two-thirds of their deferral is elected to track the performance of one or more ClearBridge managed funds, while one-third tracks the performance of the new product composite. ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.
•	Restricted Stock Deferral — A mandatory program that typically defers 5% of discretionary year-end compensation into Franklin Resources restricted stock. The award is paid out to employees in shares subject to vesting requirements.
•	ClearBridge Management Equity Plan — A discretionary program offered to certain employees that enables participants to share in the long-term growth of the enterprise value of the firm. Employees are awarded units subject to vesting requirements.
A Clearbridge portfolio manager’s initial incentive award is based on his or her ongoing contribution to the firm’s investment and business results as well as externally measured competitive pay practices for the portfolio manager’s position and experience within the firm. Portfolio manager compensation is reviewed and modified each year, as appropriate, to reflect changes in the market and to ensure the continued alignment with the aforementioned goals.
Several factors are considered by ClearBridge senior management when determining discretionary compensation for portfolio managers. These include but are not limited to:
•	A portfolio manager’s compensation is linked to the investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on three- and five-year performance.
•	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Meeting/Co-Chief Investment Officer approach to generation of alpha.
•	Overall firm profitability and performance.
•	Amount and nature of assets managed by the portfolio manager.
•	Contributions for asset retention, gathering and client satisfaction.
•	Contribution to mentoring, coaching and/or supervising.
•	Contribution and communication of investment ideas in ClearBridge’s investment meetings and on a day to day basis.
•	Market compensation survey research by independent third parties.
In the section entitled Portfolio Manager Compensation for Western, beginning on page 104, the disclosure is deleted in its entirety and replaced with the following:
Western Asset Management Company, LLC (“Western”). At Western, one compensation methodology covers all employees, including investment professionals. Standard compensation includes competitive base salaries, generous employee benefits, incentive bonus and a retirement plan which includes an employer match and discretionary profit sharing. Incentive bonuses are usually distributed in May. The firm’s compensation philosophy is to manage fixed costs by paying competitive base salaries, but reward performance through the incentive bonus. A total compensation range for each position within Western is derived from annual market surveys and other relevant compensation-related data that benchmark each role to their job function and peer universe. This method is designed to base the reward for employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. The incentive bonus makes up the variable component of total compensation. Each employee participates in the annual review process in which a formal performance review is conducted at the end of the year and also a midyear review is conducted halfway through the fiscal year. The incentive bonus is based on one’s individual contributions to the success of one’s team performance and the firm. The overall success of the firm will determine the amount of funds available to distribute for all incentive bonuses. Incentive compensation is the primary focus of management decisions when determining total compensation, as base salaries are purely targeting to pay a competitive rate for the role. Western offers long-term incentives (in the form of deferred cash or Franklin Resources restricted stock) as part of the discretionary bonus for eligible employees. The eligibility requirements are discretionary and the plan participants include all investment professionals, sales and relationship management professionals and senior managers. The purpose of the plan is to retain key employees by allowing them to participate in the plans where the awards are denominated in the form of Franklin Resources restricted stock or are invested into a variety of Western and Franklin Templeton funds. These contributions plus the investment gains are paid to the employee if he or she remains employed and in good standing with Western until the discretionary contributions become vested. Discretionary contributions made to the plan will be placed in a special trust that restricts management’s use of and access to the money. Under limited circumstances, employees may be paid additional incentives in recognition of outstanding performance or as a retention tool. These incentives may include Franklin Resources stock options. For portfolio managers, the formal review process also includes the use of a balanced scorecard to measure performance. The balanced scorecard includes one-, three- and five-year investment performance, monitoring of risk (portfolio dispersion and tracking error), client support activities, adherence to client portfolio objectives and guidelines and certain financial measures (assets under management and revenue trends). In reviewing investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by the review process.
III.         UPDATE TO TITLE OF CONTROL PERSON OF SUB-ADVISER
In the section entitled Control Persons of Sub-Advisers for the Defensive Market Strategies Fund, on page 68, the disclosure pertaining to Shenkman Capital Management, Inc. is deleted in its entirety and replaced with the following:
Shenkman Capital Management, Inc. (“Shenkman”), 461 Fifth Avenue, 22nd Floor, New York, New York 10017: Shenkman is a privately held corporation, 100% owned by Mark Shenkman and the Shenkman family, current and former team members and one outside director (and/or trusts established by them). Mark R. Shenkman, President, is the controlling shareholder.
IV.         UPDATE TO SUB-ADVISER TO GLOBAL REAL ESTATE SECURITIES FUND
Effective immediately, as a result of changes to the sub-advisory agreement with Heitman Real Estate Securities LLC (“HRES”), the Fund’s sub-advisory relationship with Heitman International Real Estate Securities HK Limited (“HIRES HK”) has been incorporated into the sub-advisory agreement with HRES. As a result, all references to HIRES HK as a separate sub-adviser are deleted in their entirety.
V.         NEW SUB-ADVISER FOR THE SMALL CAP EQUITY FUND
Effective on or about October 6, 2020, American Century Investment Management, Inc. (“American Century”) will become a new sub-adviser to the Small Cap Equity Fund.
In the section entitled Control Persons of Sub-Advisers for the Small Cap Equity Fund, on page 70, the following disclosure pertaining to American Century is added in alphabetical order:
American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111: American Century is a wholly owned, privately held subsidiary of American Century Companies, Inc. (“ACC”). ACC is a holding company for American Century and the other companies in the American Century Investments Complex. The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.

Effective on or about October 6, 2020, the Other Accounts Managed table, beginning on page 73, is amended as follows to update the disclosure for American Century. The information is current as of December 31, 2019, except as otherwise noted.
Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the
							performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
American Century Investment Management, Inc.
Ryan Cope, CFA†	3	$ 2,039	2	$ 201	7	$290	N/A	N/A	N/A	N/A	N/A	N/A
Phillip N. Davidson, CFA	5	$13,587	2	$1,878	2	$830	N/A	N/A	N/A	N/A	N/A	N/A
Jeff John, CFA†	3	$ 2,039	2	$ 201	7	$290	N/A	N/A	N/A	N/A	N/A	N/A
Michael Liss, CFA, CPA	18	$29,876	5	$2,833	4	$915	N/A	N/A	N/A	N/A	N/A	N/A
Philip Sundell, CFA	9	$ 7,121	2	$ 942	2	$ 3	N/A	N/A	N/A	N/A	N/A	N/A
Kevin Toney, CFA	18	$29,876	5	$2,833	4	$915	N/A	N/A	N/A	N/A	N/A	N/A
Brian Woglom, CFA	23	$32,854	6	$3,751	5	$916	N/A	N/A	N/A	N/A	N/A	N/A
† Information is current as of June 30, 2020.
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In the section entitled Portfolio Manager Compensation, beginning on page 85, the disclosure pertaining to American Century is deleted in its entirety and replaced with the following:
American Century Investment Management, Inc. (“American Century”). American Century’s portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described as follows, each of which is determined with reference to a number of factors such as overall performance, market competition and internal equity.
Base salary. Portfolio managers receive base pay in the form of a fixed annual salary.
Bonus. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance of mutual funds a portfolio manager manages. Bonus payments are determined by a combination of factors. One factor is mutual fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks (e.g., Russell 3000® Value Index for the Defensive Market Strategies Fund, Russell 1000® Value Index for the Value Equity Fund and Russell 2000® Value Index for the Small Cap Equity Fund) and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.
Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.
Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Defensive Market Strategies Fund, the Value Equity Fund and the Small Cap Equity Fund. If the performance of a similarly managed account is considered for purposes of compensation, it is measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark (e.g., Russell 3000® Value Index for the Defensive Market Strategies Fund, Russell 1000® Value Index for the Value Equity Fund and Russell 2000® Value Index for the Small Cap Equity Fund) and/or peer group). Performance of the Defensive Market Strategies Fund, the Value Equity Fund and the Small Cap Equity Fund is not separately considered in determining portfolio manager compensation.
A second factor in the bonus calculation relates to the performance of a number of American Century funds managed according to one of the following investment disciplines, such as global growth equity, global value equity, disciplined equity, global fixed income and multi-asset strategies. Performance is measured for each product individually, as described previously, and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed, and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among fund management teams in achieving long-term investment success for similarly styled portfolios. The American Century ETFs are not included in a product group composite.
A portion of some portfolio managers’ bonuses may also be tied to management of ETFs, profitability or individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans. Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of ACC stock during the restriction period (generally three to four years).
Deferred Compensation Plans. Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/ depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.
VI.         CHANGE TO PROXY VOTING
In “Appendix C – Descriptions of Proxy Voting Policies and Procedures,” beginning on page C-15, the disclosure for Legal & General Investment Management America, Inc is deleted in its entirety and replaced with the following:
Legal & General Investment Management America, Inc. (“LGIMA”). LGIMA has adopted the Global Corporate Governance and Responsible Investment Principles, as amended from time to time and incorporated herein by reference (the “Principles”). LGIMA believes that these Principles align with both the best interest of the firm’s clients and the long-term success of companies. Further, the global and independent Corporate Governance & Responsible Investment Team of Legal & General Investment Management, Ltd. (“LGIM”) researches, engages and makes proxy voting recommendations on behalf of all LGIM clients globally, including LGIMA clients.
LGIMA clients have the option of delegating proxy voting to LGIMA, which will vote in accordance with the Principles, or to Institutional Shareholder Services (“ISS”), which will vote in accordance with the ISS pre-determined policy. Investors can access ISS’s predetermined proxy voting policy through issgovernance.com. In all cases, LGIMA has engaged ISS to administer the proxy votes, regardless of whether clients have opted to vote in accordance with the Principles or the ISS policy. The Adviser, on behalf of certain Funds, has elected to delegate proxy voting to LGIMA and to follow the Principles, with ISS solely administering the proxy votes.
LGIMA has adopted strict guidelines for voting the firm’s proxies in accordance with these stated policies. Due to certain mitigating circumstances, including, but not limited to, cost, effort, variety of regulatory schemes and corporate governance requirements, LGIMA may determine that the benefit of not voting proxies will outweigh the benefit of voting proxies. LGIMA will review local proxy voting requirements when making these decisions.
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